UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) November 12, 2004
                              (November 12, 2004)

                              Cendant Corporation
          -----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

    Delaware                            1-10308                  06-0918165
---------------                       -----------              --------------
(State or other                       (Commission              (IRS Employer
jurisdiction of                       File Number)           Identification No.)
incorporation)


                     9 West 57th Street
                         New York, NY                      10019
                    -------------------                  ----------
          (Address of Principal Executive Offices)       (Zip Code)

Registrant's telephone number, including area code   (212) 413-1800
                                                     ---------------

                                 Not Applicable
                                ----------------
         (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]  Written communications pursuant to Rule 425
          under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.        Regulation FD Disclosure.

     On November 12, 2004, Cendant Corporation issued a press release announcing the successful completion of its previously announced acquisition of Orbitz, Inc. A copy of the press release announcing the completion of the acquisition of Orbitz, Inc., attached hereto as Exhibit 99.1, is being furnished pursuant to Regulation FD and is incorporated by reference herein.

Item 9.01.        Financial Statements and Exhibits.

(c) Exhibits.
99.1              Press release, dated November 12, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CENDANT CORPORATION


Date: November 12, 2004             By:  /s/ Eric J. Bock
                                         ----------------------------------
                                         Name: Eric J. Bock
                                         Title:  Executive Vice President -
                                                 Law and Corporate Secretary